Exhibit 10.1

July 20, 2021

Realty Income Corporation

11995 El Camino Real

San Diego, California 92130

Attention: Michelle Bushore, General Counsel

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement, dated as of August 7, 2019 (as amended and in effect immediately prior to the effectiveness of this Consent Letter, the “Credit Agreement”), by and among Realty Income Corporation (the “Borrower”), each of the financial institutions party thereto (collectively, “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

We understand that the Borrower, Rams MD Subsidiary I, Inc., a Maryland corporation and a direct wholly owned subsidiary of the Borrower, Rams Acquisition Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Borrower, VEREIT, INC., a Maryland corporation (“VEREIT”) and VEREIT Operating Partnership, L.P., a Delaware limited partnership (“VEREIT OP”), have entered into that certain Agreement and Plan of Merger, dated as of April 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “VEREIT Merger Agreement” and, the transaction evidenced by the VEREIT Merger Agreement, the “VEREIT Merger”). Further, we understand that (a) VEREIT OP is the issuer under certain senior notes issued under that certain Indenture, dated as of February 6, 2014, among VEREIT OP and Clark Acquisition, LLC as issuers, the guarantors named therein and U.S. Bank National Association, as Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “VEREIT Indenture” and, the senior notes issued under the VEREIT Indenture, the ”VEREIT Notes”) and (b) the VEREIT Notes are guaranteed by VEREIT. It is contemplated that the VEREIT Notes will remain outstanding following the VEREIT Merger. In addition, in connection with the VEREIT Merger, it is contemplated that VEREIT OP and/or VEREIT may guaranty the obligations of the Borrower under that certain Note Purchase Agreement, dated as of May 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Sterling NPA” and, the senior notes issued under the Sterling NPA, the “Sterling Notes”), among the Borrower and the note purchasers party thereto, and the Sterling Notes issued thereunder.

The Borrower has requested that, notwithstanding anything to the contrary in Section 8.14.(a) or any other provision of the Credit Agreement or the other Loan Documents, the Lenders consent to provide a period of 60 days (or such later date as agreed by the Administrative Agent; provided that such later date shall not extend the period by more than an additional 30 days) (the “Post-Closing Period”) following the closing date of the VEREIT Merger (the “Merger Effective Date”) for the Borrower to cause VEREIT and VEREIT OP to become Guarantors under the Credit Agreement and to comply with the requirements of Section 8.14.(a)., if and to the extent required by Section 8.14.(a) at the end of the Post-Closing Period.

At your request and subject to your agreement to the terms and conditions of this letter agreement (as evidenced by your signature below), the Administrative Agent and the Lenders party hereto, constituting the Requisite Lenders, hereby consent to allow the Post-Closing Period to cause VEREIT and VEREIT OP to become Guarantors under the Credit Agreement and to comply with the requirements of Section 8.14.(a)., if and to the extent required by Section 8.14.(a) at the end of the Post-Closing Period, and agree that, following the Merger Effective Date and during the Post-Closing Period, the Properties of VEREIT, VEREIT OP, and their respective subsidiaries that satisfy the requirements set forth in the definition of “Unencumbered Asset” in the Credit Agreement (other than such requirements that are not satisfied as a result of VEREIT and/or VEREIT OP not having become Guarantors (if any)), shall be included as Unencumbered Assets for all purposes of the Credit Agreement notwithstanding the fact that VEREIT and/or VEREIT OP have not become Guarantors.

The consent provided herein is expressly conditioned on the understanding that, after the Post-Closing Period, the Obligations, the VEREIT Notes, the Sterling Notes and the securities issued and outstanding under that certain Indenture, dated as of October 28, 1998 between the Borrower and The Bank of New York Mellon Trust Company, N.A. (successor trustee to The Bank of New York), as trustee, as amended or supplemented (if applicable) including by any Officer’s Certificates (as defined in such Indenture) or supplemental indentures relating thereto (the “RI Notes”), will be pari passu obligations of the Borrower and its Subsidiaries. If the Obligations are not pari passu with the VEREIT Notes, the Sterling Notes and the RI Notes at the end of the Post-Closing Period, then, the parties hereto agree that, following the Post-Closing Period, the Properties of VEREIT and its Subsidiaries shall no longer be considered Unencumbered Assets under the Credit Agreement including for purposes of calculating the covenants set forth in Section 10.1. thereof until such time as the Obligations are pari passu with the VEREIT Notes, the RI Notes and the Sterling Notes or the VEREIT Notes, RI Notes and/or the Sterling Notes, as applicable to the extent not pari passu, are repaid in full.

This letter shall become effective on the date that the Administrative Agent (or its counsel) shall have received executed counterparts of this letter from Lenders constituting the Requisite Lenders and the Borrower.

The Borrower hereby represents and warrants that both immediately before and after giving effect to this letter, (i) no Default or Event of Default has occurred or is continuing, and (ii) all representations and warranties of the Loan Parties contained herein and in the Loan Documents to which such Loan Parties are party are true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of an earlier date, in which case such representation or warranty is true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation or warranty shall be true and correct in all respects) as of such earlier date and except for changes in factual circumstances specifically and expressly permitted hereunder or as waived or consented to by the applicable Lenders in accordance with Section 13.6).

Except as specifically set forth herein, this letter shall not be deemed (a) to amend or alter in any respect the terms and conditions of the Credit Agreement or any of the other Loan Documents, or (b) to constitute a waiver, consent to, or release by any of the Lenders or Administrative Agent of any right, remedy, Default or Event of Default under the Credit Agreement or any of the other Loan Documents.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

This letter shall constitute a Loan Document under the terms of the Credit Agreement. Except for the consent expressly set forth herein, the Credit Agreement and each of the other Loan Documents, including the conditions and covenants set forth therein, shall remain unchanged and in full force and effect. Nothing in this letter shall be deemed to permanently modify the provisions of the Credit Agreement or any other Loan Document through course of conduct, course of dealing or otherwise, except with respect to the conditional consent expressly set forth herein.

This letter constitutes the entire understanding of the parties hereto and supersedes any other prior or contemporaneous negotiations or agreements with respect to the subject matter hereof. This letter may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this letter by telecopy or by electronic mail in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this letter.

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Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Dale Northup
Name:	Dale Northup
Title:	Managing Director

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Helen Chan
	Name:	Helen Chan
	Title:	Vice President

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Brian Gross
	Name:	Brian Gross
	Title:	Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Chiara Carter
	Name:	Chiara Carter
	Title:	Managing Director

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REGIONS BANK, as a Lender

By:	/s/ William Chalmers
	Name:	William Chalmers
	Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Diemer
	Name:	Michael Diemer
	Title:	Senior Vice President

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MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Dan Martis
	Name:	Dan Martis
	Title:	Authorized Signatory

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Jake Lam
	Name:	Jake Lam
	Title:	Assistant Vice President

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MORGAN STANLEY BANK N.A., as a Lender

By:	/s/ Jack Kuhns
	Name:	Jack Kuhns
	Title:	Authorized Signatory

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TRUIST BANK f/k/a BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Richard de la Vega
	Name:	Richard de la Vega
	Title:	Vice President

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THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Sabrina Washington
	Name:	Sabrina Washington
	Title:	Director

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David C. Drouillard
	Name:	David C. Drouillard
	Title:	Senior Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ Harry Kramer
	Name:	Harry Kramer
	Title:	Vice President

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CITIZENS BANK, N.A., as a Lender

By:	/s/ Nan E. Delahunt
	Name:	Nan E. Delahunt
	Title:	Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

By:	/s/ Andrew Griffin
	Name:	Andrew Griffin
	Title:	Authorized Signatory

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TD BANK, N.A., as a Lender

By:	/s/ Nathan Bondini
	Name:	Nathan Bondini
	Title:	Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David L. Mahmood
	Name:	David L. Mahmood
	Title:	Managing Director

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ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mitchell Vega
	Name:	Mitchell Vega
	Title:	Senior Vice President

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COMERICA BANK, as a Lender

By:	/s/ Charles Weddell
	Name:	Charles Weddell
	Title:	Senior Vice President

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Accepted and Agreed:

BORROWER:

REALTY INCOME CORPORATION

By:	/s/ Michelle Bushore
	Name:	Michelle Bushore
	Title:	Executive Vice President, Chief Legal Officer, General Counsel and Secretary

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